UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 18, 2009

RAMTRON INTERNATIONAL CORPORATION
____________________________________________________________________
(Exact name of registrant as specified in its charter)

1850 Ramtron Drive, Colorado Springs, CO	80921
(Address of principal executive offices)	(Zip Code)

Delaware	0-17739
(State or other jurisdiction of incorporation or organization)	(Commission File Number)

84-0962308
(I.R.S. Employer Identification No.)

Registrant's telephone number, including area code:  (719) 481-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 18, 2009, Ramtron International Corporation (the "Company") executed an Amended and Restated Loan and Security Agreement ("Amended Loan Agreement") with Silicon Valley Bank ("SVB").  The Amended Loan Agreement provides for a $6 million working capital line of credit with a $1.75 million sublimit for EXIM advances and a sublimit of $3 million for letters of credit and foreign exchange exposure and cash management services.  The Amended Loan Agreement replaces the Company's Amended and Restated Loan and Security Agreement dated September 15, 2005, a copy of which was filed as an exhibit to the Company's Form 8-K filed with the Securities and Exchange Commission on September 21, 2005.  The Amended Loan Agreement provides for interest at a floating rate equal to the SVB prime lending rate plus 1.75% per annum and a term of two years.  Security for the Amended Loan Agreement includes all of the Company's assets except for real estate and leased equipment.  The Company plans to draw upon loan facility for working capital purposes as required.

On August 18, 2009, the Company entered into an Amended and Restated Intellectual Property Security Agreement ("Amended IP Security Agreement") with SVB that secures the Company's obligations under the Amended Loan Agreement by granting SVB a security interest in all of the Company's right, title and interest in, to and under its intellectual property.  The Amended IP Security Agreement replaces the Company's Intellectual Property Security Agreement dated September 15, 2005, a copy of which was filed as an exhibit to the Company's Form 8-K filed with the Securities and Exchange Commission on September 21, 2005.

There are no material relationships between the Company and its affiliates, on the one hand, and Silicon Valley Bank, on the other.

The Company issued a press release on August 24, 2009 announcing the term loan facility under the Amended Loan Agreement.  The full text of the press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

ITEM 2.03                      CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

(A) Creation of a Direct Financial Obligation

Information concerning the Company's revolving secured credit facility and Amended Loan Agreement is set forth in Item 1.01, which information is incorporated herein by reference.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS:

(a)           Financial Statements - Not Applicable
(b)           Pro-Forma Financial Information - Not Applicable
(c)           Shell Company Transactions - Not Applicable
(d)           Exhibits:

10.60	Amended and Restated Loan and Security Agreement between the Registrant and Silicon Valley Bank dated August 18, 2009.
10.61	Amended and Restated Intellectual Property Security Agreement between the Registrant and Silicon Valley Bank dated August 18, 2009.
10.62	Loan and Security Agreement (EX-IM Loan Facility) between the Registrant and Silicon Valley Bank dated August 18, 2009.
10.63	Export-Import Bank of the United States Working Capital Guarantee Program Borrower Agreement between the Registrant and Silicon Valley Bank dated August 18, 2009.
99.1	Press Release dated August 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMTRON INTERNATIONAL CORPORATION

/s/ Eric A. Balzer
Eric A. Balzer
Chief Financial Officer
(Principal Accounting Officer and
Duly Authorized Officer of the
Registrant)

Dated: August 24, 2009